ADVANCED SERIES TRUST

AST International Value Portfolio

AST J.P. Morgan International Equity Portfolio

AST QMA International Core Equity Portfolio

THE PRUDENTIAL SERIES FUND

PSF International Growth Portfolio

Supplement dated September 22, 2022 to the

Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information

This supplement should be read in conjunction with your currently effective Summary Prospectus for each of the AST International Value Portfolio, the AST J.P. Morgan International Equity Portfolio, the AST QMA International Core Equity Portfolio, and the PSF International Growth Portfolio (each a Portfolio, and collectively, the Portfolios), the Prospectus and the Statement of Additional Information (the SAI) for the Advanced Series Trust, and the Prospectus and the SAI for The Prudential Series Fund (each a Trust, collectively, the Trusts). The Portfolios discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

Reorganizations

The Board of Trustees of the Trusts (the Board) recently approved the reorganizations (each a Reorganization, and collectively, the Reorganizations) of the Portfolios (each, a Target Portfolio, and collectively, the Target Portfolios) into the AST International Growth Portfolio (the Acquiring Portfolio), a series of the Advanced Series Trust. Each Reorganization is subject to approval by the shareholders of the relevant Target Portfolio. Each Reorganization is contingent on shareholder approval of each other Reorganization. It is anticipated that a proxy statement/prospectus relating to the Reorganizations will be mailed to Target Portfolio shareholders on or about October 17, 2022, and that the special meeting of each of the Target Portfolio's shareholders will be held on or about January 4, 2023.

Pursuant to the Reorganizations, the assets and liabilities of each Target Portfolio would be exchanged for shares of the Acquiring Portfolio, and Target Portfolio shareholders would become shareholders of the Acquiring Portfolio. No charges would be imposed in connection with the proposed Reorganizations. The Acquiring Portfolio shares to be received by the Target Portfolio shareholders in the proposed Reorganizations would be equal in value to the Target Portfolio shares held by such shareholders immediately prior to the proposed Reorganizations. The Target Portfolios and the Acquiring Portfolio anticipate obtaining an opinion of counsel to the effect that the proposed Reorganizations would not result in any adverse federal income tax consequences to either the Target Portfolios or the Acquiring Portfolio, or their respective shareholders.

If the required shareholder approvals are obtained and all required closing conditions are satisfied, including receipt of the tax opinion, it is expected that the proposed Reorganizations will be completed in, or around, the first quarter of 2023, or as soon as reasonably practicable once shareholder approval is obtained.

The Board also recently approved the following changes to the Acquiring Portfolio, which are contingent on shareholder approval of each of the Reorganizations: (i) replacing Neuberger Berman Investment Advisers LLC and William Blair Investment Management, LLC with LSV Asset Management, Massachusetts Financial Services Company, J.P. Morgan Investment Management Inc., and PGIM Quantitative Solutions LLC as subadvisers to the Acquiring Portfolio; (ii) changing the name of the Acquiring Portfolio to the "AST International Equity Portfolio"; and (iii) revising the investment strategy of the Acquiring Portfolio.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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